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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 27, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
                                  ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE


     On January 27, 2005, the Company announced its earnings for the Fiscal Year 2005 First Quarter ended December 31, 2004. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     The repairs to the ATWOOD BEACON in Singapore were completed as scheduled in January 2005. The rig has been relocated to Vietnam to work under a contract which should keep it employed into 2006.

     The ATWOOD SOUTHERN CROSS has completed its drilling program for Murphy Sarawak Oil Company, Ltd. in Malaysia and is now being mobilized to Myanmar to commence work under its contract with Daewoo International Corporation ("Daewoo"). This contract provides for the drilling of two (2) firm wells, with an option to drill one (1) additional well. The Daewoo work is expected to take until May 2005 to complete. Following completion of the Daewoo work, the rig is expected to be idle up to four weeks for change out of certain equipment, some required inspections and general maintenance.

     The SEAHAWK is currently drilling the second well under its two-well contract with Sarawak Shell Berhad ("Shell"). This drilling program is expected to be completed in late February/early March 2005. We are in serious discussion for work for the SEAHAWK to bridge most of the gap between the completion of its current work for Shell and its preparation for its contract commitment in 2006 for Amereda Hess Equatorial Guinea, Inc. offshore Equatorial Guinea. Based upon these discussions, the rig could incur up to 8 weeks idle time between completion of its current contract and commencement of its next contract in Southeast Asia.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months ended December 31, 2004 and 2003, an analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2004, Consolidated Balance Sheets at December 31, 2004 and September 30, 2004 and Contract Status Summary at January 27, 2005 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

ITEM 9.01 EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED JANUARY 27, 2005

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003

EXHIBIT 99.3    ANALYSIS OF REVENUES AND DRILLING COSTS FOR
                THE THREE MONTHS ENDED DECEMBER 31, 2004

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2004 AND SEPTEMBER 30, 2004

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JANUARY 27, 2005

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     Statements  contained  in  this  report  with  respect  to the  future  are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATWOOD OCEANICS, INC.
                                                 (Registrant)



                                                 /s/ James M. Holland
                                                 James M. Holland
                                                 Senior Vice President

                                                 DATE:    January 27, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

99.1            Press Release dated January 27, 2005

99.2 Consolidated Statements of Operations for the Three Months ended December 31, 2004 and 2003

99.3 Analysis of Revenues and Drilling Costs for the Three Months ended December 31, 2004

99.4            Consolidated Balance Sheets at December 31, 2004 and
                September 30, 2004

99.5            Contract Status Summary at January 27, 2005

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                                  EXHIBIT 99.1
Houston, Texas
27 January 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based international drilling contractor, announced today it earned net income of $8,650,000 or $.56 per diluted share, on revenues of $45,426,000 for the quarter ended December 31, 2004, compared to a net loss of ($1,904,000) or ($.14) per diluted share, on revenues of $35,325,000 for the quarter ended December 31, 2003.

     Net income for the quarter ended December 31, 2004 was enhanced by a foreign tax refund of approximately $1.6 million or $.10 per diluted share. The tax position for the quarter was also enhanced by the approximate $6 million of ATWOOD BEACON loss of hire insurance being received in a zero tax jurisdiction. Had the Company not received the $1.6 million tax refund during the first quarter, effective tax rate for the quarter would have been around 15%.


                                         FOR THE THREE MONTHS ENDED DECEMBER 31,
                                               2004                     2003
                                           -------------          --------------
                                                        (Unaudited)

Revenues                                    $45,426,000            $35,325,000
Income (Loss) before Income Taxes             8,143,000                (64,000)
(Provision) Benefit for Income Taxes            507,000             (1,840,000)
Net Income (Loss)                             8,650,000             (1,904,000)
Earnings (Loss) per Common Share -
      Basic                                        0.57                  (0.14)
      Diluted                                      0.56                  (0.14)
Weighted Average Shares
   Outstanding -
      Basic                                  15,079,000             13,852,000
      Diluted                                15,422,000             13,852,000



                                                          Contact:  Jim Holland
                                                                 (281) 749-7804

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                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)


                                                Three Months Ended
                                                   December 31,
                                          --------------------------------
                                                2004               2003
                                          -----------           ----------
                                                       (Unaudited)
REVENUES:
Contract drilling                            $38,986              $35,325
Business interruption proceeds                 6,440                   -
                                             -------              ------
                                              45,426               35,325
                                             -------              -------

COSTS AND EXPENSES:
Contract drilling                             25,203               22,533
Depreciation                                   6,526                7,842
General and administrative                     3,571                2,688
                                             -------              -------
                                              35,300               33,063
                                             -------              -------
OPERATING INCOME                              10,126                2,262
                                             -------              -------

OTHER INCOME (EXPENSE)
Interest expense                              (2,018)              (2,334)
Interest income                                   35                    8
                                             -------              -------
                                              (1,983)              (2,326)
                                             -------              -------
INCOME (LOSS)  BEFORE INCOME TAXES             8,143                  (64)
PROVISION (BENEFIT) FOR INCOME TAXES            (507)               1,840
                                             -------              -------
NET INCOME (LOSS)                             $8,650              ($1,904)
                                             =======              =======

EARNINGS (LOSS) PER COMMON SHARE:
              Basic                             0.57                (0.14)
              Diluted                           0.56                (0.14)
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                             15,079               13,852
            Diluted                           15,422               13,852

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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
                                   (Unaudited)



                                CONTRACT           CONTRACT
                                DRILLING           DRILLING
                                REVENUES            COSTS
                               ---------          ----------
                                       (In Millions)

ATWOOD EAGLE                     $ 8.5            $ 5.3
ATWOOD FALCON                      7.7              3.3
ATWOOD BEACON                      6.4              2.4
VICKSBURG                          5.9              2.5
ATWOOD HUNTER                      5.6              2.9
SEAHAWK                            4.4              2.4
ATWOOD SOUTHERN CROSS              3.6              3.0
RICHMOND                           2.7              2.0
OTHER                              0.6              1.4
                                 -----            -----
                                 $45.4            $25.2
                                 =====            =====

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
                                  EXHIBIT 99.4

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                              CONSOLIDATED BALANCE SHEETS
                                    (In thousands)


                                                  DEC. 31, 2004      SEP. 30, 2004
                                                            (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                          $24,880                  $16,416
    Accounts receivable                                 29,559                   32,475
    Insurance receivable                                 9,820                   25,433
    Inventories of materials and supplies
     at lower of average cost or market                 13,506                   12,648
    Deferred tax assets                                     40                      290
    Prepaid expenses and other                           4,352                    5,704
                                                   ------------            -------------

      Total Current Assets                              82,157                   92,966
                                                   ------------            -------------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe        631,801                  618,824
     Other                                               7,519                    7,635
                                                   ------------            -------------
                                                       639,320                  626,459

     Less-accumulated depreciation                     231,730                  225,318
                                                   ------------            -------------

      Net Property and Equipment                       407,590                  401,141
                                                   ------------            -------------

DEFERRED COSTS AND OTHER ASSETS                          3,502                    4,829
                                                   ------------            -------------

                                                      $493,249                 $498,936
                                                   ============            =============

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                 $36,000                  $36,000
   Accounts payable                                      6,505                    9,398
   Accrued liabilities                                  11,369                   13,822
   Deferred Credits                                        333                      833
                                                   ------------            -------------

       Total Current Liabilities                        54,207                   60,053
                                                   ------------            -------------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                           81,000                  145,000
                                                   ------------            -------------
                                                        81,000                  145,000
                                                   ------------            -------------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                              18,630                   18,930
     Deferred credits and other                          3,838                    3,364
                                                   ------------            -------------
                                                        22,468                   22,294
                                                   ------------            -------------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding      0                        0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 15,110,000 issued and
          outstanding                                   15,110                   13,873
    Paid-in capital                                    112,015                   57,917
    Retained earnings                                  208,449                  199,799
                                                   ------------            -------------

        Total Shareholders' Equity                     335,574                  271,589
                                                   ------------            -------------

                                                      $493,249                 $498,936
                                                   ============            =============

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

                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                   AT JANUARY 27, 2005


NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------              --------            ---------                  ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  with the rig currently drilling the last of its
                                                                        four-firm well commitment.  This contract is currently
                                                                        anticipated to be completed in February 2005.  One
                                                                        option remains under the Shell contract.  Immediately
                                                                        upon completion of the Shell contract, the rig will be
                                                                        moved to Japan to commence a two-firm well program for
                                                                        Japan Energy Development Co., Ltd.  The drilling of
                                                                        these two wells could take until approximately August
                                                                        2005 to complete.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which after the exercise of all
                                                                        six options will be a drilling program totaling
                                                                        sixteen (16) wells. The drilling of all sixteen (16)
                                                                        wells is expected to take until approximately
                                                                        August/October 2005 to complete.

ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig is currently drilling the second of three
                                             ("BHP")                    consecutive wells for BHP, which is expected to take
                                                                        until the end of February 2005 to complete.
                                                                        Immediately upon completion of the current BHP work,
                                                                        the rig will commence a contract with Woodside Energy,
                                                                        Ltd.  ("Woodside") to drill four (4) firm wells with
                                                                        options to drill three additional wells off the coast
                                                                        of Australia.  The drilling of the four firm wells is
                                                                        expected to take approximately four months to
                                                                        complete, and if all the option wells are drilled, the
                                                                        Woodside work would be completed around August 2005.
                                                                        Upon completion of the Woodside drilling program the
                                                                        rig will return to work for BHP to drill one (1) firm
                                                                        well (expected to take 30 days to complete) with an
                                                                        option to drill one (1) additional well.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD       The rig is currently drilling the second well under
                                             ("SHELL")                  its two-well contract with Shell.  This drilling
                                                                        program is expected to be completed in late
                                                                        February/early March 2005.  The rig has been awarded a
                                                                        contract by Amerada Hess Equatorial Guinea, Inc.
                                                                        ("Hess") to drill offshore Equatorial Guinea for a
                                                                        firm period of 730 days with four options of 180 days
                                                                        each.  Additional work, to fill the gap between the
                                                                        completing of the Shell contract and the preparation
                                                                        for its contract commitment in 1006 for Hess, is being
                                                                        pursued in Southeast Asia.

                                      -10-

ATWOOD SOUTHERN CROSS     MALAYSIA           DAEWOO INTERNATIONAL       The rig is currently mobilizing to Myanmar to commence
                                             CORPORATION ("DAEWOO")     the Daewoo contract which includes the drilling of two
                                                                        (2) firm wells plus an option to drill one (1)
                                                                        additional well.  The firm work is expected to take 90
                                                                        days to complete.  The option well, if drilled, would
                                                                        have a duration of approximately 45 days.  Additional
                                                                        work, following the Daewoo contract, is being pursued
                                                                        in Southeast Asia as well as other areas of the world.



SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      Repairs to the ATWOOD BEACON in Singapore were
                                            JOINT OPERATING COMPANIES   completed as scheduled in January 2005.  The rig has
                                            ("HOANG LONG")              been relocated to Vietnam for its drilling program
                                                                        with Hoang Long which includes the drilling of three
                                                                        (3) firm wells with options to drill three (3)
                                                                        additional wells.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is preparing to commence drilling the fifth
                          GULF OF MEXICO     ("HELIS")                  well under the Helis contract.  Upon completion of
                                                                        this well, the rig will have three (3) firm wells to
                                                                        drill for Helis, with Helis retaining one option to
                                                                        drill two (2) additional wells. The drilling of the
                                                                        four firm wells is expected to take until July/August
                                                                        2005 to complete and if the option wells are drilled,
                                                                        the contract could extend to November 2005.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

                                      -11-